                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                         Capstead Mortgage Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 (CAPSTEAD LOGO)


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 24, 2003
--------------------------------------------------------------------------------


To the stockholders of
CAPSTEAD MORTGAGE CORPORATION:

     The annual meeting of stockholders of Capstead Mortgage Corporation, a Maryland corporation, will be held at the DoubleTree Hotel, 8250 North Central Expressway, Dallas, Texas on Thursday, April 24, 2003 beginning at 9:00 a.m., Central time, for the following purposes:

     (i) To elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified; and

     (ii) To transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

     Stockholders of record at the close of business on February 20, 2003 will be entitled to notice of and to vote at the annual meeting. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. Whether or not you plan to attend the annual meeting in person, please vote your shares by phone, via the Internet, or by signing, dating and returning the enclosed proxy card as promptly as possible. A postage-paid envelope is enclosed if you wish to vote your shares by mail. If you hold shares in your own name as a holder of record and vote your shares by one of the three methods prior to the annual meeting, you may, of course, revoke your proxy by any one of the methods described herein if you choose to vote in person at the annual meeting. Voting by the Internet or telephone is fast and convenient, and it helps reduce postage and proxy tabulation costs.



     PLEASE DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE.



                                             By order of the board of directors,




                                                                Andrew F. Jacobs
                                                                       Secretary



8401 North Central Expressway, Suite 800
Dallas, Texas 75225-4410
March 10, 2003

                          CAPSTEAD MORTGAGE CORPORATION
                    8401 North Central Expressway, Suite 800
                            Dallas, Texas 75225-4410


                                   ----------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 24, 2003

                                   ----------


     This proxy statement, together with the enclosed proxy, is solicited by and on behalf of the board of directors of Capstead Mortgage Corporation, a Maryland corporation, for use at the annual meeting of stockholders to be held on April 24, 2003. The board of directors is requesting that you allow your shares to be represented and voted at the annual meeting by the proxies named on the enclosed proxy card. "We," "our," "us," and "Capstead" each refers to Capstead Mortgage Corporation. This proxy statement and accompanying proxy will first be mailed to stockholders on or about March 10, 2003.

     At the annual meeting, action will be taken to elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified.


                           FORWARD-LOOKING STATEMENTS

     This document contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Our actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of our investments and unforeseen factors. These factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in, and market expectations for fluctuations in, interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors. Relative to direct investments in real estate, these factors may include, but are not limited to, lessee performance under lease agreements, changes in general as well as local economic conditions and real estate markets, increases in competition and inflationary pressures, changes in the tax and regulatory environment including zoning and environmental laws, uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs.


                        GENERAL INFORMATION ABOUT VOTING

SOLICITATION OF PROXIES

     The enclosed proxy is solicited by and on behalf of our board of directors. The expense of soliciting proxies for the annual meeting, including the cost of mailing, will be borne by us. In addition to solicitation by mail, our officers may solicit proxies from stockholders by telephone, facsimile or personal interview. Such persons will receive no compensation for such services. We also intend to request persons holding Common shares in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and we will reimburse such persons for their expense in doing so. We will also use the proxy solicitation services of Georgeson Shareholder Communications Inc. For such services, we will pay a fee that is not expected to exceed $5,000 plus out-of-pocket expenses.

VOTING SECURITIES

     Our only outstanding voting equity securities are our Common shares. Each Common share entitles the holder to one vote. As of February 20, 2003 there were outstanding and entitled to vote 13,965,489 Common shares. Fortress Cap LLC ("Fortress Cap"), an affiliate of Fortress Investment Group LLC, ("Fortress Group"), holds 3,649,359 of the Common shares, which represent 26 percent of our voting securities. Only stockholders of record at the close of business on February 20, 2003 are entitled to vote at the annual meeting or any adjournment of the annual meeting.


VOTING

     If you hold your Common shares in your own name as a holder of record, you may instruct the proxies to vote your Common shares through any of the following methods:

     o sign, date and mail the proxy card in the postage-paid envelope provided;

     o using a touch-tone telephone, call Wells Fargo at 1-800-240-6326 and follow the prompts to enter a company number and a control number, both of which are found on your proxy card, as well as the last four digits of your U.S. Social Security Number or Tax Identification Number to authorize the proxies to vote your Common shares. If you do not have a U.S. Social Security Number or Tax Identification Number, please enter four zeros; or

     o using the Internet, as prompted by the menu found at www.eproxy.com/cmo/, enter a company number and control number, both of which are found on your proxy card, as well as the last four digits of your U.S. Social Security Number or Tax Identification Number to gain access to the voting site maintained by Wells Fargo to authorize the proxies to vote your Common shares. If you do not have a U.S. Social Security Number or Tax Identification Number, please leave blank.

     Our counsel has advised us that these three voting methods are permitted under the corporate law of Maryland, the state in which we are incorporated.

     The deadline for Internet voting is 12:00 p.m., Central time, and the deadline for telephone voting is 11:00 a.m., Central time, on April 23, 2003. In addition, you may vote your Common shares in person at the annual meeting.

     If your Common shares are held on your behalf by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your Common shares voted at the annual meeting.


COUNTING OF VOTES

     A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the annual meeting. If you have returned valid proxy instructions or if you hold your shares in your own name as a holder of record and attend the annual meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the vote of a majority of the shares represented at the annual meeting until a quorum has been obtained.

     The affirmative vote of a plurality of the Common shares, voting together as one class, cast at the annual meeting is required to elect each nominee to our board of directors. For any other matter, unless otherwise required by Maryland or other applicable law, the affirmative vote of a majority of the Common shares, voting together as one class, cast at the annual meeting is required to approve the matter.

     Abstentions will have no effect on the outcome in the election of our board of directors or any other matter for which the required vote is a majority of the votes cast.

     If you sign and return your proxy card without giving specific voting instructions, your shares will be voted FOR the nominees to our board of directors.

     Broker non-votes occur when a broker, bank or other nominee holding Common shares in street name votes the Common shares on some matters but not others. We will treat broker non-votes as (i) Common shares that are present and entitled to vote for quorum purposes, and (ii) votes not cast in the election of directors. Accordingly, broker non-votes will have no effect on the outcome in the election of our board of directors.


RIGHT TO REVOKE PROXY

     If you hold Common shares in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:

     o notify our Secretary in writing before your Common shares have been voted at the annual meeting;

     o    sign, date and mail a new proxy card to Wells Fargo;

     o using a touch-tone telephone, call Wells Fargo at 1-800-240-6326 and follow the prompts previously described in the "Voting" section of this proxy statement;

     o using the Internet, log on to www.eproxy.com/cmo/ and follow the prompts previously described in the "Voting" section of this proxy statement; or

     o    attend the annual meeting and vote your Common shares in person.

     You must meet the same deadline when revoking your proxy as when voting your proxy. See the "Voting" section of this proxy statement for more information.

     If Common shares are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.


MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

     The Securities and Exchange Commission rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to discontinue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee.

     If you hold Common shares in your own name as a holder of record, householding will not apply to your shares.

     If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to Capstead Mortgage Corporation, Attention: Stockholder Relations, 8401 North Central Expressway, Suite 800, Dallas, Texas, 75225-4410. You can also refer to our web site at www.capstead.com.

                              ELECTION OF DIRECTORS

      One of the purposes of the annual meeting is to elect directors to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other public companies, and other biographical data for the nominees for director, as well as the month and year each nominee was first elected as one of our directors. Also set forth below is the beneficial ownership of our Common shares as of February 20, 2003 for each nominee. This beneficial ownership figure does not necessarily demonstrate the nominee's individual ownership. For discussion of beneficial ownership, see the "Security Ownership of Management and Certain Beneficial Owners" section of this proxy statement. If any nominee becomes unable to stand for election as a director, an event that our board of directors does not presently expect, the proxy will be voted for a replacement nominee if one is designated by our board of directors. The board of directors recommends a vote FOR all nominees.


                              ---------------------
                              Nominees for Director
                              ---------------------

WESLEY R. EDENS                                                 Mr. Edens has served as our Chairman, Chief Executive
Chairman, Chief Executive Officer                               Officer and President since April 2000. Mr. Edens has
and President,                                                  served since April 1998 as chief executive officer of
Capstead Mortgage Corporation                                   Fortress Group, a private investment management company
                                                                that indirectly manages the investments of Fortress
Chief Executive Officer,                                        Investment Fund LLC ("Fortress Fund"), a private equity
Fortress Investment Group LLC                                   fund whose assets include Fortress Cap. Mr. Edens has
                                                                served as chairman and chief executive officer of
Chairman: Executive Committee                                   Newcastle Investment Corp. ("Newcastle"), a
                                                                publicly-held real estate investment trust that is also
                                                                managed by Fortress Group since June 2002.  Mr. Edens
                                                                was the chairman and chief executive officer of Impac
                                                                Commercial Holdings, Inc., a commercial mortgage real
                                                                estate investment trust, from May 1999 until its merger
                                                                into Newcastle Investment Holdings Corp., a
                                                                privately-held real estate investment trust, in
                                                                November 2000. Previously, Mr. Edens was head of the
                                                                Global Principal Finance group at Union Bank of
                                                                Switzerland ("UBS"), as well as a managing director of
                                                                UBS between May 1997 and May 1998. Prior to joining
                                                                UBS, Mr. Edens was a partner and managing director of
                                                                BlackRock Financial Management, Inc., an asset
                                                                management company, and the chief operating officer of
                                                                BlackRock Asset Investors, a real estate investment
                                                                fund from October 1993 to May 1997. In addition, Mr.
                                                                Edens was formerly a partner and managing director of
Director since December 1999                                    Lehman Brothers, an investment banking firm.
Common shares beneficially owned          3,649,359
Age 41

                              ---------------------
                              Nominees for Director
                              ---------------------


ROBERT I. KAUFFMAN                                              Mr. Kauffman has served as president of Fortress Group
President,                                                      since its formation in April 1998. Mr. Kauffman was a
Fortress Investment Group LLC                                   director and president of Impac Commercial Holdings,
                                                                Inc. from May 1999 until its merger into Newcastle
                                                                Investment Holdings Corp. in November 2000.
Chairman: Nominating Committee                                  Previously, Mr. Kauffman was the head of the
Member: Executive Committee                                     acquisitions and risk management department of the
                                                                Global Principal Finance group and managing director at
                                                                UBS between May 1997 and May 1998. Prior to joining
                                                                UBS, Mr. Kauffman was a principal of BlackRock
                                                                Financial Management, Inc. and a managing director of
                                                                BlackRock Asset Investors from April 1994 to May 1997.
                                                                Prior to joining BlackRock, Mr. Kauffman was an
                                                                executive director of Lehman Brothers International, an
                                                                investment banking firm.

Director since December 1999
Common shares beneficially owned          3,649,359
Age 39


PAUL M. LOW                                                     Mr. Low was chief executive officer of Laureate Inc., a
Private Investments                                             privately-held software company, from March 1997 to his
                                                                retirement in February 2001. He was the founder of and
                                                                was chairman of the board of New America Financial
Member: Audit and Nominating Committees                         L.P., a mortgage banking firm, from January 1992 to
                                                                September 1994, when he retired. He was president of
                                                                Lomas Mortgage USA, a mortgage banking firm, from July
                                                                1987 to December 1990, serving in various executive
                                                                positions with Lomas Mortgage USA for more than five
Director since November 1990;                                   years prior to 1987. Mr. Low served as our Senior
and April 1985 to March 1990                                    Executive Vice President from April 1985 to January
Common shares beneficially owned          60,957                1988.
Age 72


MICHAEL G. O'NEIL                                               Until his retirement in May 2001, Mr. O'Neil was a
Private Investments                                             director in the Investment Banking Division of the
                                                                Corporate and Institutional Client Group at Merrill
                                                                Lynch, Pierce, Fenner & Smith Incorporated, an
Member: Audit and Nominating Committees                         investment banking firm, with whom he had been since
                                                                1972.

Director since April 2000
Common shares beneficially owned           13,055
Age 60

                              ---------------------
                              Nominees for Director
                              ---------------------


HOWARD RUBIN                                                     Until his retirement in September 1999, Mr. Rubin was a
Private Investments                                              senior managing director at Bear, Stearns & Co., Inc.,
                                                                 an investment banking firm, for more than 5 years.

Chairman: Audit Committee
Member: Compensation and Executive Committees


Director since April 2000
Common shares beneficially owned            66,962
Age 47


MARK S. WHITING                                                         Mr. Whiting has been the managing partner of Drawbridge
Managing Partner,                                                       Partners, LLC, a real estate investment firm, since
Drawbridge Partners, LLC                                                September 1998. Mr. Whiting served as chief executive
                                                                        officer and a director of TriNet Corporate Realty Trust,
                                                                        Inc., a commercial real estate investment trust, from
Chairman: Compensation Committee                                        May 1996 through September 1998. From May 1993 to May
                                                                        1996, Mr. Whiting served as president and a director of
                                                                        TriNet.
Director since April 2000
Common shares beneficially owned             2,800
Age 46

                               BOARD OF DIRECTORS

     During the year ended December 31, 2002, our board of directors held four regular meetings and one special meeting. No director attended fewer than 75 percent of all meetings of our board of directors and the committees on which such director served, except for Mr. Kauffman who attended 66 percent of all such meetings.

     Non-employee directors receive compensation for their representation on our board of directors at an annualized rate of $30,000, paid in cash or options on our Common shares and fees of $2,500 per meeting of the directors or of a committee meeting attended and $1,000 for participation in telephonic meetings to declare dividends or other specific agenda or committee matters. Any options granted would have a fair value equal to the cash equivalent price of the representation fee determined using an option pricing model and a strike price equal to the market price of our Common shares on the date of grant. On April 17, 2002, Mr. Rubin accepted stock options in lieu of the cash representation fee, and as a result of the return of capital dividend to common stockholders on January 21, 2003, these options were adjusted to 18,446 options outstanding with a strike price of $13.202. In addition, non-employee directors are reimbursed for their expenses related to attending board or committee meetings. Mr. Edens does not receive the foregoing compensation or reimbursement. Instead, Mr. Edens' services as an officer and director are provided pursuant to a management contract with an affiliate of Fortress Group. For a discussion of the management contract, see the "Certain Relationships and Related Transactions" section of this proxy statement.

     In accordance with the terms of our 1990 Directors' Stock Option Plan, each non-employee director holding outstanding stock options granted from the 1990 Directors' Stock Option Plan was automatically awarded dividend equivalent rights on January 1, 2003, which were earned in 2002, entitling them to receive additional Common shares at no cost upon exercise of outstanding options. Messrs. Edens and Kauffman do not participate in the foregoing compensation programs. Directors who are not one of our employees or executive officers do not receive any other salaries, fees, commissions or bonuses from us, nor do they receive any separate compensation from any of our affiliates for their services on our board of directors or on committees of our board of directors.


COMMITTEES OF THE BOARD

     Our board of directors has established standing committees to assist it in the discharge of its responsibilities. The principal responsibilities of each committee are described below. Actions taken by any committee of our board are reported to the board of directors, usually at its next meeting. Respective memberships on the various standing committees are identified in the "Election of Directors" section of this proxy statement.

     The Audit Committee, composed of three non-employee directors, met five times during 2002. The primary duties and responsibilities of the audit committee are to:

     o monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

     o    monitor the independence and performance of our outside auditors;

     o provide an avenue of communication among the outside auditors, management and our board of directors;

     o encourage adherence to, and continuous improvement of, our financial reporting and internal control policies, procedures and practices; and

     o    monitor compliance with legal and regulatory requirements.

     The Compensation Committee, composed of two non-employee directors, met once during 2002. The primary duties and responsibilities of the compensation committee are to:

     o oversee our overall compensation philosophy and structure to determine its appropriateness;

     o oversee the management contract with an affiliate of Fortress Group, which provides for the services of our Chief Executive Officer. See the "Certain Relationships and Related Transactions" section of this proxy statement;

     o    review and approve proposed amendments to our benefits plans; and

     o    review and recommend compensation arrangements for our board members.


     The Executive Committee, composed of three directors, did not meet during 2002. During the intervals between meetings of our board of directors, the executive committee has all of the powers and authority of the board of directors in the management of our business and affairs, except those powers that by law cannot be delegated by our board of directors.

     The Nominating Committee, composed of three non-employee directors, met once during 2002. The primary duties and responsibilities of the nominating committee are to:

     o recommend to our board of directors a slate of directors for election by stockholders at each annual meeting;

     o recommend the overall criteria and qualifications for our board of directors, its members and for our Chief Executive Officer; and

     o when necessary, seek out, interview and screen potential candidates for the post of director and Chief Executive Officer.

     You can recommend candidates for consideration by the nominating committee for our 2004 annual meeting by writing to our Secretary on or by November 10, 2003 at our offices in Dallas, Texas. Your recommendation should give the candidate's name, biographical data and qualifications and should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

                               EXECUTIVE OFFICERS

      The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.


             Name                    Age                           Title
             ----                    ---                           -----
Wesley R. Edens ..............       41      Chairman, Chief Executive Officer and President

Andrew F. Jacobs .............       43      Executive Vice President--Finance and Secretary

Amar R. Patel ................       31      Senior Vice President--Asset and Liability Management

Phillip A. Reinsch ...........       42      Senior Vice President--Control

Robert R. Spears, Jr..........       41      Senior Vice President--Asset and Liability Management

     For a description of Mr. Edens' business experience, see the "Election of Directors" section of this proxy statement.

     Mr. Jacobs has served as our Executive Vice President--Finance since August 1998 and Secretary since April 2000. From August 1998 to May 1999, he served as Executive Vice President--Finance, Treasurer and Secretary. From March 1998 to August 1998, he served as Senior Vice President--Asset and Liability Management. Prior thereto, he was our Senior Vice President--Control and Treasurer from October 1991 to March 1998 and Secretary from August 1992 to March 1998. From July 1989 to September 1991, Mr. Jacobs served as our Vice President--Control and Treasurer. Mr. Jacobs also served as Senior Vice President--Control of Tyler Cabot Mortgage Securities Fund from October 1991 until its merger with Capstead in December 1992, and as Vice President--Control of Tyler Cabot from February 1989 to September 1991.

     Mr. Patel has served as our Senior Vice President--Asset and Liability Management since April 2000. From December 1997 to April 2000, he served as our Vice President--Asset and Liability Management. Mr. Patel has been associated with us since June 1993.

     Mr. Reinsch has served as our Senior Vice President--Control since July 1998. From March 1993 to June 1998, he served as our Vice President--Control. Prior thereto, Mr. Reinsch was employed by Ernst & Young LLP, a national public accounting firm, from July 1984 to March 1993, last serving as Audit Senior Manager.

     Mr. Spears has served as our Senior Vice President--Asset and Liability Management since February 1999. From April 1994 to February 1999, he served as our Vice President--Asset and Liability Management. Prior thereto, he was employed by NationsBanc Mortgage Corporation from 1990 to April 1994, last serving as Vice President--Secondary Marketing Manager.

                             EXECUTIVE COMPENSATION

     Our direction and policies are established by our board of directors and implemented by our Chief Executive Officer. The Summary Compensation Table below shows certain compensation information for our four most highly compensated executive officers, other than our Chief Executive Officer, for services rendered in all capacities during the years ended December 31, 2002, 2001 and 2000. For information regarding our Chief Executive Officer, see the "Certain Relationships and Related Transactions" section of this proxy statement.

                           SUMMARY COMPENSATION TABLE


                                                                                                  Long-Term
                                                        Annual Compensation                     Compensation
                                        ------------------------------------------------   -----------------------

                                                                 Other          Total      Restricted
                                                                Annual         Annual        Stock                     All Other
          Name and                      Salary      Bonus    Compensation   Compensation    Awards         Options   Compensation
     Principal Position         Year      ($)        ($)         ($)            ($)           ($)            (#)          ($)
     ------------------         ----    ------      -----    ------------   ------------   ----------      -------   ------------
Wesley R. Edens..............   2002         --         --          --              --             --           --             --
   Chairman, Chief Executive    2001         --         --          --              --             --           --             --
   Officer and President(a)     2000         --         --          --              --             --           --             --

Andrew F. Jacobs.............   2002    300,000    235,000      80,516(b)      615,516             --           --         26,200(d)
   Executive Vice President--   2001    300,000    300,000     169,587(b)      769,587             --           --         15,450(d)
   Finance and Secretary        2000    300,000    100,000      14,947(b)      414,947        149,996(c)    42,380         18,900(d)

Amar R. Patel................   2002    173,000    150,000      40,252(b)      363,252             --           --         17,063(d)
   Senior Vice President--      2001    173,000    200,000      84,789(b)      457,789             --           --         10,463(d)
   Asset and Liability          2000    144,896     37,500       7,474(b)      189,870         74,998(c)    26,766         10,200(d)
   Management

Phillip A. Reinsch...........   2002    183,000    115,000      44,013(b)      342,013             --           --         16,126(d)
   Senior Vice President--      2001    183,000    125,000      92,712(b)      400,712             --           --         11,413(d)
   Control                      2000    164,000     41,000       8,171(b)      213,171         82,002(c)    29,263         12,173(d)

Robert R. Spears, Jr.........   2002    187,000    220,000      47,774(b)      454,774             --           --         21,439(d)
   Senior Vice President--      2001    187,000    275,000     100,619(b)      562,619             --           --         11,551(d)
   Asset and Liability          2000    178,000    133,500       8,869(b)      320,369         88,998(c)    31,761         15,847(d)
   Management

(a) Mr. Edens does not receive any compensation from us. Instead Mr. Edens' services are provided pursuant to a management contract with an affiliate of Fortress Group. See the "Certain Relationships and Related Transactions" section of this proxy statement.

(b) Amount includes dividends paid on unvested shares of our restricted stock. None of the dividends were preferential.

(c) Fair market value at the time of grant of shares of our restricted stock awarded pursuant to the 1994 Flexible Long-Term Incentive Plan. Each officer is considered the owner of and is entitled to vote the shares and is entitled to receive all dividends and any other distributions declared on the shares. The shares vest over a five-year period with an initial vesting date of April 20, 2001. Any unvested interest in the shares will revert to us in the event the officer leaves us for any reason, including death or disability. The unvested shares cannot be sold, transferred or otherwise disposed of for any purpose whatsoever other than to us. In the event of a change in control according to the terms of the 1994 Flexible Long-Term Incentive Plan, all outstanding unvested shares will automatically vest in full. As of December 31, 2002 the number and value of unvested restricted stock holdings of our Common shares by each of our executive officers were as follows:

             Name                 Number      Value
             ----                 ------    --------
Andrew F. Jacobs ...........       6,315    $155,665
Amar R. Patel ..............       3,157      77,820
Phillip A. Reinsch .........       3,452      85,092
Robert R. Spears, Jr. ......       3,747      92,364

(d) Amount includes matching contribution by us of 50 percent of a participant's voluntary contribution of up to a maximum of 6 percent of a participant's compensation pursuant to the 401(k) plan adopted October 1993. Amount also includes matching contribution by us of a portion of the participant's voluntary contribution to a nonqualified deferred compensation plan adopted July 1994. Additionally, the amount includes a discretionary contribution made to all employees into the qualified and nonqualified plans of 3 percent of a participant's compensation regardless of participation in the above noted plans.

OPTION GRANTS

     There were no grants of stock options made to the executive officers named herein during the fiscal year ended December 31, 2002.


OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

     The following table summarizes the total number of securities underlying stock options, both exercisable and unexercisable, held by our executive officers as of December 31, 2002.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                            Number of Securities
                                                       Underlying Unexercised Options   Value of Unexercised In-the-Money
                                                             at Fiscal Year End             Options at Fiscal Year End
                               Shares        Value     ------------------------------   ---------------------------------
                             Acquired on   Realized*                                    Exercisable         Unexercisable
           Name               Exercise        ($)      Exercisable      Unexercisable       ($)                  ($)
           ----              -----------   ---------   -----------      -------------   -----------         -------------
Andrew F. Jacobs .........        10,595     129,195       130,532             10,595            --               172,105
Amar R. Patel ............         6,692      91,439         4,238              6,691            --               108,689
Phillip A. Reinsch .......         7,316      90,309        27,942              7,315            --               118,825
Robert R. Spears, Jr. ....         7,940     108,492        24,580              7,940            --               128,977

* Represents the difference between the fair market value of securities acquired and the exercise prices of the options.

SEVERANCE PAYMENT AGREEMENTS

     We entered into a severance payment agreement with each of our employees on December 9, 1999. Pursuant to these agreements, in the event that an individual's employment with us is terminated by us for any reason other than those described below, that employee will receive a severance payment based upon his or her title and the number of years of service with us at the time of termination. The severance payment will be calculated as set forth below:


           TITLE                           YEARS OF SERVICE                        SEVERANCE PAY
           -----                           ----------------                        -------------
Executive Vice President                   Five or more                   Two year's base annual salary
Senior Vice President and                  Five or more                   One and one-half year's base
    Vice President                                                        annual salary
Assistant Vice President and               Five or more                   One year's base annual salary
    all other employees
All officers and                           Fewer than five years          Six-month's base annual salary
    all employees

An employee will not be entitled to any severance payment under the severance payment agreement if:

o the employee voluntarily terminates his or her employment, other than because of a reduction in that employee's base salary or a relocation of that employee that requires travel from his or her primary residence to such new location, an additional 50 or more miles each way;

o the employee fails to return to work following an approved leave of absence; or

o    we terminate the employee for cause.

                            EQUITY COMPENSATION PLANS

      The following table summarizes the total number of outstanding securities in each of our equity compensation plans and the number of securities remaining for future issuance, as well as the weighted-average exercise price of all outstanding securities as of December 31, 2002.

                                                                                                      Number of securities
                                                                                                     remaining available for
                                               Number of securities to       Weighted-average         future issuance under
                                               be issued upon exercise       exercise price of      equity compensation plans
                                               of outstanding options,     outstanding options,       (excluding securities
              Plan Category                     warrants and rights(1)    warrants and rights(1)   reflected in first column)(1)
              -------------                    -----------------------    ----------------------   -----------------------------
Equity compensation plans approved by
  security holders:
   1990 Directors' Stock Option Plan                      20,599                  $15.771                      55,725
   1994 Flexible Long-Term Incentive Plan                233,725                   34.876                     917,640
Equity compensation plans not approved by
  security holders:
   1997 Flexible Long Term Incentive Plan(2)              46,034                   36.970                     310,053
                                                         -------                  -------                   ---------

                                                         300,358                  $33.887                   1,283,418
                                                         =======                  =======                   =========

(1) This table does not reflect adjustments made to outstanding stock options on January 21, 2003 to maintain the economic position of the options held immediately prior to a recapitalization on January 21 in which all holders of our Common shares received a special dividend of $7.19 per share representing a return of capital. As a result of the January 21, 2003 recapitalization and additional cancellations of expired options and rights, the total number of securities to be issued upon the exercise of outstanding options and rights was adjusted to 473,051 at a weighted-average exercise price of $21.432, leaving 1,154,047 securities available for future issuance.

(2) The purposes of the Capstead Mortgage Corporation 1997 Flexible Long Term Incentive Plan are to enable us to attract, motivate, reward and retain employees and to encourage the holding of our proprietary interests by our employees or employees of our affiliates by enabling us to make awards that recognize the creation of long-term value for our stockholders and promote our continued growth and success. To achieve this purpose, employees may receive stock options, stock appreciation rights, restricted stock, performance awards, performance stock, dividend equivalent rights and any combination thereof.

                             COMPENSATION COMMITTEE

     Compensation for our executive officers is administered under the direction of the compensation committee of our board of directors (the "Committee"). In their role as our administrator of compensation programs, the Committee approves the compensation arrangements of all executives, including compensation paid pursuant to the management contract with an affiliate of Fortress Group.

     The following is the Committee's report in its role as reviewer of our executive pay programs on 2002 compensation practices for our executive officers. The report and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.


                          COMPENSATION COMMITTEE REPORT


EXECUTIVE COMPENSATION PROGRAM PHILOSOPHY

     The philosophy behind Capstead's executive compensation programs is to attract, motivate and retain the executives needed in order to maximize the creation of long-term stockholder value. The Committee believes that the uniqueness of Capstead's business, its strategic direction and the required caliber of employees needed to execute its strategy require that compensation be determined based on the following factors:

     o    Responsibilities within Capstead.

     o Completion of individual business objectives established at the beginning of the year (which objectives may vary greatly from person to person).

     o    Overall performance of Capstead.

     o    Amount and form of prior compensation.

     o    Contributions toward executing the business strategy of Capstead.

     The Committee believes that each of the above factors is important when determining compensation levels. No specific weighting or formula regarding such factors is used in determining compensation.

     For 2002, the primary components of Capstead's executive's compensation consist of: (i) base salaries; (ii) annual incentives; and (iii) other executive programs and benefits. Each element is described in more detail below.

   Base Salaries

     The Chief Executive Officer, utilizing the above factors, reviews base salaries annually and makes recommendations to the Committee. Any interim modifications to salaries are also based on the above factors and recommendations are made to the Committee.

   Annual Incentives

     Members of the board of directors that are independent of Fortress Group (the "Independent Directors") approved an incentive compensation program for 2002, which provided for the creation of an incentive pool (the "Incentive Pool") equal to a 10 percent participation in the modified total return of Capstead in excess of a 10 percent benchmark return, multiplied by the beginning modified common book value of Capstead. For purposes of the calculation, modified total return is measured as the change in modified common book value per share from the beginning of the year, together with common dividends per share, divided by the beginning modified common book value per share, expressed as a percentage. Modified common book value is determined by deducting from total equity the recorded value of preferred equity and unrealized losses on assets classified as held-to-maturity and adding back incentive fee accruals. Accordingly, an Incentive Pool of $5,982,000 was established for 2002 based on a modified total return of 37.7% per common share. All of the

Incentive Pool was used to pay incentive bonuses to Capstead's executive officers and other employees and to an affiliate of Fortress Group under the management contract discussed below. For 2002, the Chief Executive Officer recommended and the Committee approved the distribution of $1,000,000 to the executive officers and other employees, other than the affiliate of Fortress Group.

     The Independent Directors have adopted the same basic formula for the incentive compensation program for 2003, except that definition for modified common book value is expanded to include unrealized gains or losses on investments not included in accumulated other comprehensive income on the balance sheet. The prior definition included only certain of the items not reflected in accumulated other comprehensive income. It is the intention of the Independent Directors that any amounts added to the Incentive Pool during the year will be paid to Capstead's executive officers and other employees and the affiliate of Fortress Group for 2003 performance.

   Long-Term Incentives

     The Committee believes that Capstead's key employees should have an ongoing stake in the long-term success of the business. The Committee also believes that key employees should have a considerable portion of their total compensation paid in the form of stock. This element of the total compensation program is intended to align the executive's interest to that of Capstead stockholders through the granting of stock options, restricted stock and other incentive-based awards.

     The Chief Executive Officer periodically recommends long-term incentive grants for the executive officers to the Committee under Capstead's 1994 Flexible Long-Term Incentive Plan. The same factors that are used in determining other elements of compensation are used in determining long-term incentive grants. No such grants were made during 2002.

   Other Executive Programs and Benefits

     Capstead maintains employee benefit plans in which the executive officers, other than the Chief Executive Officer, participate. Capstead sponsors a 401(k) plan and nonqualified deferred compensation plan (together the "Plans") whereby Capstead matches employee contributions up to a preset percentage of the participant's compensation. Capstead may also make discretionary contributions into the Plans regardless of an employee's participation. Capstead believes its Plans are competitive with those of other companies in the Dallas market of comparable size and scope of business.


2002 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     The services of Mr. Edens, Capstead's Chairman, Chief Executive Officer and President, are provided pursuant to a management contract effective April 20, 2000 between Capstead and a wholly-owned subsidiary of Fortress Fund (such subsidiary, "Fortress Trust"), an affiliate of Fortress Group, as amended on January 30, 2002, to provide Capstead an individual to perform the services and duties of Chairman and Chief Executive Officer.

   The Management Contract

     Under the management contract, Fortress Trust not only provides the services of Capstead's Chairman, Chief Executive Officer and President, but also such other individuals as necessary to perform support services for Capstead, to the extent Capstead does not have employees available to perform such services. The management contract provides for the payment of (i) an annual fee, (ii) incentive compensation payable out of the Incentive Pool, if any, and (iii) long-term non-cash incentive compensation in the form of options and/or stock grants. The management contract will be automatically renewed on an annual basis unless terminated by Fortress Trust or the Independent Directors.

   Annual Fee

     Pursuant to the terms of the management contract, Fortress Trust received an annual fee of $375,000 during 2002.

   Annual Incentives

     For 2002, the Committee approved the payment to Fortress Trust of incentive compensation totaling $4,982,000, representing the payment of the remainder of the Incentive Pool after payment to executive officers and other employees.

   Long-Term Incentives

     No long-term incentive compensation was granted to Fortress Trust during 2002.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION PURSUANT TO SECTION 162(m)

     Section 162(m) of the Code generally precludes a publicly-held corporation from a federal income tax deduction for a taxable year for compensation in excess of $1 million paid to the Chief Executive Officer or any of the four other most highly compensated executive officers. Exceptions are made for, among other things, qualified performance-based compensation. Qualified performance-based compensation means compensation paid solely on account of attainment of objective performance goals, provided that (i) performance goals are established by a compensation committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by a separate stockholder vote prior to payment, and (iii) prior to payment, the compensation committee certifies that the performance goals were attained and other material terms were satisfied. The Committee's policy on deductibility is generally to develop compensation plans which provide for the payment of compensation that is tax deductible to Capstead, while recognizing that the legitimate interest of Capstead and its stockholders may at times be better served by compensation arrangements that are not tax deductible.


CONCLUSION

     Executive compensation at Capstead is subject to considerable focus by the Committee, the board of directors and senior management. The Committee believes that Capstead's compensation programs and other benefits produce a strong attraction and motivation for Capstead's executive officers and help align their interests with the interests of Capstead's stockholders.


                                                 COMPENSATION COMMITTEE
                                                 Mark S. Whiting, Chairman
                                                 Howard Rubin

                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our Common shares, with the cumulative total return of the S&P 500 Stock Index and the Russell 2000 Stock Index for the five years ended December 31, 2002, assuming the investment of $100 on December 31, 1997 and the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                 CAPSTEAD MORTGAGE CORPORATION COMMON STOCK AND
                      S&P 500 AND RUSSELL 2000 STOCK INDEX

                               (PERFORMANCE GRAPH)

                     12/31/97       12/31/98         12/31/99        12/31/00         12/31/01         12/31/02
                     --------       --------         --------        --------         --------         --------
Capstead             $ 100.00       $  22.47         $  25.82        $  36.28         $  73.84         $  95.86
S&P 500              $ 100.00       $ 128.58         $ 155.63        $ 141.46         $ 124.66         $  97.12
Russell 2000         $ 100.00       $  97.76         $ 118.64        $ 115.19         $ 118.21         $  94.01

                                 AUDIT COMMITTEE

     The audit committee is governed by a written charter adopted by our board of directors and is composed of three non-employee directors, each of whom has been determined by our board of directors to be independent in accordance with the rules of the New York Stock Exchange.

     The following is the audit committee's report in its role as the overseer of our financial reporting process and our independent auditor's performance. In carrying out its oversight responsibilities, the audit committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the outside auditor's work. This report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

                             AUDIT COMMITTEE REPORT

     The audit committee oversees Capstead's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In this context, the audit committee has reviewed and discussed with management the audited financial statements in the annual report to stockholders.

     The audit committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61, as modified or supplemented, including the auditor's judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.

     The audit committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, as modified or supplemented, and has discussed with the independent auditors their independence.

     In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.


                                                 AUDIT COMMITTEE
                                                 Howard Rubin, Chairman
                                                 Paul M. Low
                                                 Michael G. O'Neil

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     For purposes of this proxy statement a "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

     (i) Voting power which includes the power to vote, or to direct the voting of, Common shares; and/or

     (ii) Investment power which includes the power to dispose, or to direct the disposition of, Common shares.

     A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security at any time within 60 days. Thus, the beneficial ownership below includes those options vesting on April 20, 2003 for our executive officers.


SECURITY OWNERSHIP OF MANAGEMENT

     Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of Common shares as of February 20, 2003, by each director nominee, our executive officers listed in the Summary Compensation Table and by all nominees for director and executive officers as a group.

                                                                  Number of
                                                                Common Shares
             Name of Beneficial Owner                        Beneficially Owned(a)     Percent of Class
             ------------------------                        ---------------------     ----------------
Wesley R. Edens .....................................             3,649,359(b)              26.13
Robert I. Kauffman ..................................             3,649,359(b)              26.13
Paul M. Low .........................................                60,957                     *
Michael G. O'Neil ...................................                13,055                     *
Howard Rubin ........................................                66,962                     *
Mark S. Whiting .....................................                 2,800                     *

Andrew F. Jacobs ....................................               250,731(c)               1.77
Amar R. Patel .......................................                31,008(c)                  *
Phillip A. Reinsch ..................................                71,875(c)                  *
Robert R. Spears, Jr. ...............................                57,543(c)                  *
All nominees for Director and  Executive Officers
    as a group (10 persons) .........................             4,204,290                 29.17

     *    Denotes less than 1 percent.

     (a) Amounts include Common shares issuable as follows, including options issued on January 21, 2003 to maintain the economic position of the options held immediately prior to a recapitalization on January 21 in which all holders of our Common shares received a special dividend of $7.19 per share representing a return of capital:


                                     Security
                                     Ownership            Right to Acquire
                                  ---------------   -----------------------------
                                                     Common Shares
                                                     Issuable Upon
                                                     Conversion of    Exercisable
                                  Series B Shares   Series B Shares     Options
                                  ---------------   ---------------   -----------
Wesley R. Edens ...............                --                --            --
Robert I. Kauffman ............                --                --            --
Paul M. Low ...................            55,000            30,976         5,625
Michael G. O'Neil .............               750               422        12,018
Howard Rubin ..................                --                --        54,962
Mark S. Whiting ...............                --                --            --

Andrew F. Jacobs ..............                --                --       221,275
Amar R. Patel .................                --                --        17,135
Phillip A. Reinsch ............                --                --        55,278
Robert R. Spears, Jr. .........                --                --        50,987
All nominees for Director
   and Executive Officers
   as a group (10 persons)  ...            55,750            31,398       417,280

     (b) Neither Mr. Edens nor Mr. Kauffman directly owns any of our securities. However, by reason of their status as directors and officers of Fortress Group and its affiliates, they may be deemed to be the beneficial owners of Fortress Cap's 3,649,359 Common shares. Mr. Edens and Mr. Kauffman expressly disclaim beneficial ownership of any Common shares. Subsequent to February 20, 2003, Fortress Cap sold a portion of its holdings but remains our largest stockholder.

     (c) Includes restricted Common shares granted April 20, 2000, with remaining scheduled vesting on each of April 20, 2003, 2004 and 2005 as follows: Andrew F. Jacobs, 6,315 shares; Amar R. Patel, 3,157 shares; Phillip A. Reinsch, 3,452 shares and Robert R. Spears, Jr., 3,747 shares.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the ownership of Common shares, both beneficially and of record, for the persons known by us to be beneficial owners of more than 5 percent of each such class of shares outstanding, as of the close of business on February 20, 2003.

                                                    Number of
                                                      Common
                                                      Shares         Percent
                                                   Beneficially        of
    Name of Beneficial Owner                          Owned           Class
    ------------------------                       -------------     -------
    Fortress Cap LLC(1)........................      3,649,359        26.13%
       1301 Avenue of the Americas
       New York, New York 10019

     (1) Such information is derived from a Schedule 13D filed with the Securities and Exchange Commission on November 29, 2001 by Fortress Cap (the owner of record of the Common shares), Fortress Trust, Fortress Fund, Fortress Group and Fortress Principal Investment Holdings LLC. Fortress Cap is wholly-owned by its sole member, Fortress Trust. Certain additional persons and entities named in the
          Schedule 13D may also be deemed to be beneficial owners of the Common shares. All such persons and entities disclaim beneficial ownership of such shares. "Percent of Class" has been updated using Common shares outstanding as of February 20, 2003. Subsequent to February 20, 2003, Fortress Cap sold a portion of its holdings but remains our largest stockholder.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2002, all of our directors, executive officers and greater-than-ten-percent owners were in compliance with the Section 16(a) filing requirements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In addition to being our Chairman, Chief Executive Officer and President, Mr. Edens is chief executive officer of Fortress Group, which is an affiliate of Newcastle, Fortress Fund, Fortress Trust and Fortress Cap.

     We have entered into a management contract with Fortress Trust, effective April 20, 2000, under which Fortress Trust is to provide us an individual, currently Mr. Edens, to perform the services and duties of our Chairman and Chief Executive Officer. The contract provides for the payment of an annual fee and cash incentive compensation based on our performance during the year. The contract also provides that at the sole discretion of the Independent Directors, Fortress Trust may be awarded long-term, non-cash incentive compensation in the form of stock options and/or restricted stock grants. For the year ended December 31, 2002, Fortress Trust received an annual fee of $375,000 and incentive compensation of $4,982,000. The contract automatically renews on an annual basis unless terminated by the Independent Directors or Fortress Trust. The contract has been renewed and will now expire December 31, 2003. The Independent Directors initially approved the contract on February 7, 2001. On January 30, 2002 the Independent Directors agreed to amend the contract to delegate certain responsibilities of the compensation provisions of the contract to the compensation committee of the board of directors.

     On May 1, 2002 we acquired six "independent" senior living facilities (wherein the operator of the facility provides the tenants little, if any, medical care) and one skilled nursing facility which was subsequently sold (collectively, the "Properties"). The Properties were acquired pursuant to purchase agreements initially negotiated and executed by subsidiaries of Brookdale Living Communities, Inc. with an affiliate of Apartment Investment Management Company ("AIMCO") and subsequently assigned to us. Concurrent with the acquisition we entered into a long-term "net-lease" arrangement with Brookdale, under which Brookdale is responsible for the ongoing operation and management of the Properties. Brookdale, an owner, operator, developer and manager of senior living facilities, is a majority-owned affiliate of Fortress.

     The lease agreements consist of a master lease covering all of the Properties and individual property-level leases (referred to collectively as the "Lease"). The Lease has an initial term of 20 years and provides for two 10-year renewal periods. Beginning at the end of five years, Brookdale will have the option of purchasing all of the Properties from us at the greater of fair value or our original cost, after certain adjustments. Under the terms of the Lease, Brookdale is responsible for paying all expenses associated with the operation of the Properties, including real estate taxes, other governmental charges, insurance, utilities and maintenance, and an amount representing an attractive cash return on our equity in the Properties after payment of monthly debt service. Because under the terms of the Lease, Brookdale is responsible for changes in related debt service requirements, earnings from our investment in the Properties are generally not affected by changes in interest rates. After the initial three-month rent concession period, the cash return on our equity is expected to exceed 15% on an annualized basis and is subject to annual increases based upon increases (capped at 3%) in the Consumer Price Index.

     Concurrent with executing the purchase agreements for the Properties, Brookdale also entered into an agreement with AIMCO to acquire from AIMCO $71.4 million of the tax-exempt bonds held by a tax-exempt bond fund (the "TEB Fund Bonds") for a purchase price of $60.7 million. With our May 1, 2002 acquisition of the Properties and assumption of the bonds, Brookdale agreed to release AIMCO from its obligation to deliver the TEB Fund Bonds pursuant to the bond purchase agreement in exchange for which AIMCO paid Brookdale $4.6 million and Brookdale simultaneously entered into a two-year total return swap agreement with respect to the TEB Fund Bonds with a notional swap strike price of $65.4 million. The swap was terminated in November when the bonds were refunded resulting in a net payment to Brookdale of $6.0 million. The swap counterparty was a financial institution affiliated with the tax-exempt bond fund.

                              INDEPENDENT AUDITORS

     During the year ended 2002, we engaged Ernst & Young LLP to provide us with audit and tax services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission and the Internal Revenue Service, assistance with management's evaluation of internal accounting controls, consultation on financial and tax accounting and reporting matters, and verification procedures as required by collateralized mortgage securities indentures. Fees for 2002 were as follows:

                                          Audit-related           Tax-related
 Year                Audit Fees                Fees                  Fees              All Other Fees
 ----                ----------           -------------           -----------          --------------
 2002                  $155,500             $  29,675                $92,655                  --
 2001                   135,500               108,704                 47,509                  --

     The audit committee has considered all fees provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors' independence.

     Representatives of Ernst & Young will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.


                                  OTHER MATTERS

     The proxies intend to exercise their discretionary authority to vote on any stockholder proposals submitted at the 2003 annual meeting as permitted by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. Any stockholder proposal to be presented at the 2004 annual meeting of stockholders must have been received at our principal office no later than November 10, 2003 in order to be included in the proxy statement and form of proxy for such meeting. As to any proposal that a stockholder intends to present to stockholders other than by inclusion in our proxy statement for the 2004 annual meeting of stockholders, the proxies named in management's proxy for that annual meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed not later than January 26, 2004. Even if the proper notice is received on or prior to January 26, 2004, the proxies named in management's proxy for that annual meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended.

                             ADDITIONAL INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission ("SEC") at 450 Fifth Street NW, Washington, DC 20549. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. We make available on our website at www.capstead.com, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, press releases and other company information, including amendments to such documents as soon as reasonably practicable after such materials are electronically filed or furnished to the SEC or otherwise publicly released. Such information will also be furnished upon written request to Capstead Mortgage Corporation, Attention:
Stockholder Relations, 8401 North Central Expressway, Suite 800, Dallas, Texas 75225-4410.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH 10, 2003. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.


                                             By order of the board of directors,





                                                                Andrew F. Jacobs
                                                                       Secretary

March 10, 2003

                                      [MAP]

                          CAPSTEAD MORTGAGE CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                            THURSDAY, APRIL 24, 2003
                                   9:00 A.M.

                                DOUBLETREE HOTEL
                           8250 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206


              The DoubleTree Hotel is accessible only by traveling
                north on the service road from Caruth Haven Lane.


--------------------------------------------------------------------------------


(CAPSTEAD LOGO)   CAPSTEAD MORTGAGE CORPORATION
                  8401 N. CENTRAL EXPRESSWAY, SUITE 800
                  DALLAS, TEXAS 75225                                      PROXY
--------------------------------------------------------------------------------

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                        OF CAPSTEAD MORTGAGE CORPORATION


       Proxy for Annual Meeting of Stockholders to be held April 24, 2003

The undersigned, a stockholder of Capstead Mortgage Corporation, a Maryland corporation, hereby appoints Andrew F. Jacobs and Bethany L. Lee, as proxies, each with the power of substitution to vote the shares of common stock, which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held at 9:00 a.m., Dallas time, on April 24, 2003 at 8250 North Central Expressway, Dallas, Texas and at any adjournment of the meeting. I hereby acknowledge receipt of the notice of annual meeting and proxy statement dated March 10, 2003.


This proxy, when properly completed and returned, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED HEREIN AND, IN THE DISCRETION OF THE PROXYHOLDER, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT OF THE MEETING.

                         DO NOT FOLD, STAPLE OR MUTILATE

                PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE,
                WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.
                         PLEASE VOTE YOUR PROXY PROMPTLY


             (continued and to be signed and dated on reverse side)

                                                                COMPANY #
                                                                CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY
NOTE -- IF VOTING BY TELEPHONE OR INTERNET


YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED THE PROXY CARD.

VOTE BY TELEPHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY ***
IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 23, 2003.

o    Have your proxy card in hand when you call.

o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (which are located in the upper right hand corner of this card) and the last four digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN, please enter four zeros.

o    Follow the simple instructions given over the telephone.

VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/CMO/ -- QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 23, 2003.

o    Have your proxy card in hand when you access the web site.

o You will be prompted to enter your 3-digit Company Number, 7-digit Control Number (which are located in the upper right hand corner of this card) and the last four digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN, please leave blank.

VOTE BY MAIL -- POSTAGE-PAID ENVELOPE PROVIDED

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

(CAPSTEAD LOGO)

    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                             o Please detach here o


1. The election of   01 Wesley R. Edens      04 Michael G. O'Neil   [ ]  FOR                    [ ]  WITHHOLD AUTHORITY
                     02 Robert I. Kauffman   05 Howard Rubin             all nominees listed         for all nominees listed
                     03 Paul M. Low          06 Mark S. Whiting          (except as marked)

to the board of directors, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES, WRITE                        [                               ]
THE APPROPRIATE NUMBER OR NUMBERS IN THE SPACE PROVIDED HERE.


In the discretion of such proxies, upon such other business as may properly come before the annual meeting or any adjournment of the meeting, including any matter of which we did not receive timely notice as provided by Rule 14a-4(c) promulgated under the
Securities Exchange Act of 1934, as amended.


WE BELIEVE VOTING "FOR" EACH OF THE ABOVE-NAMED NOMINEES IS IN THE BEST INTEREST OF OUR STOCKHOLDERS AND RECOMMEND THAT YOU VOTE
"FOR" EACH OF THE ABOVE-NAMED NOMINEES.


Address Change? Mark Box    [ ]      [ ]   I plan to attend the meeting.
Indicate changes below:                                                         Dated                                         , 2003
                                                                                      ----------------------------------------


                                                                                ----------------------------------------------------
                                                                                (Signature of Stockholder(s))
                                                                                (NOTE: If voting by mail, please sign exactly as
                                                                                your name(s) appear on the label. If more than one
                                                                                name appears, all persons so designated should sign.
                                                                                When signing in a representative capacity, please
                                                                                give your full title.)